ACCOUNTS RECEIVABLE (Details) - CAD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Accounts Receivable
Accrued revenue	$ 93,147	$ 142,048
Accounts receivable - trade	16,641	37,736
Allowance for doubtful accounts	(3,579)	(3,665)
Total accounts receivable, net of allowance for doubtful accounts	$ 106,209	$ 176,119